SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549


                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 17, 1999


                             JACKSON PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                          (State or other jurisdiction
                                of incorporation)

                                    333-53987
                            (Commission File Number)
                                   75-2470881

                                (I.R.S. Employer
                               Identification No.)


                               2997 Clarkson Road
                             Chesterfield, Missouri
                    (Address of principal executive offices)

                                      63017
                                   (Zip Code)



       Registrant's telephone number, including area code: (314) 207-2700


                                 Not Applicable
          (Former name or former address, if changed since last report)

                      INFORMATION TO BE INCLUDED IN REPORT



Item 1.  Changes in Control of Registrant.

         Not Applicable.


Item 2.  Acquisition or Disposition of Assets.

         On May 17, 1999, Jackson Products, Inc. (the "Company") consummated the acquisition of substantially all of the assets of the Traffic Markings Business (the "TMB") of Morton International, Inc. ("Morton") pursuant to an Asset Purchase Agreement, dated April 20, 1999 (the "Purchase Agreement"), by and among TMT-Pathway, L.L.C., a wholly-owned subsidiary of the Company ("TMT"), and Morton. The TMB manufactures and distributes traffic marking products including traffic marking coatings and products used in the application of traffic marking coatings. TMT will operate the former business of the TMB and continue its development and expansion. Robert H. Elkin will be the Chief Executive Officer of TMT.

         In consideration for the assets purchased pursuant to the Purchase Agreement, at the closing TMT paid Morton an aggregate of $38,000,000. The cash portion of the consideration paid at closing was generated by the Company from the Company's credit facility and its operations.

         Included as exhibits hereto are the Purchase Agreement and the documents relating thereto and the foregoing description is qualified in its entirety by reference to and incorporation of the terms and provisions contained in those exhibits.

Item 3.  Bankruptcy or Receivership.

         Not Applicable.


Item 4.  Changes in Registrant's Certifying Accountant.

         Not Applicable.

Item  5.  Other Events.

         Not Applicable.




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



Item 6.  Resignations of Registrant's Directors.

         Not Applicable.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         It is impracticable to provide the required financial statements for the business acquired from Morton at the time of the filing of this report on Form 8-K. The Company agrees to file the required financial statements as soon as they are available under the cover of an amendment to this report on Form 8-K, which in no event will be later than 60 days after the date of the filing of this report on Form 8-K.

Item 8.  Change in Fiscal Year.

         Not Applicable.

Item 9.  Sales of Equity Securities Pursuant to Regulation S.

         Not Applicable.




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



                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        JACKSON PRODUCTS, INC.



Date: May 21, 1999                      By:
                                             Name:   Christopher T. Paule
                                             Title:  Chief Financial Officer and
                                                     Secretary

                                  EXHIBIT INDEX


Exhibit
Number      Description
--------    -----------

2.1 Asset Purchase Agreement dated as of April 20, 1999 by and among TMT-Pathway, L.L.C. ("TMT") and Morton
            International, Inc. ("Morton")++..............................

2.2         First Amendment to Asset Purchase Agreement, dated as of May
            17, 1999 by and among TMT and Morton..........................


------------------

++ The schedules to this agreement have not been filed pursuant to Item 601(b)(2) of Regulation S-K. Such schedules will be filed supplementally upon the request of the Securities and Exchange Commission.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           JACKSON PRODUCTS, INC.



Date: May 21, 1999         By:  /S/ Christopher T. Paule
                                Name:   Christopher T. Paule
                                Title:  Secretary and Chief Financial
                                        Officer